                                 EXHIBIT 99.1
                          SPECIMEN STOCK CERTIFICATE

COMMON STOCK                    SOURCECORP-TM-                  COMMON STOCK
   NUMBER                                                          SHARES
C
                                                        SEE REVERSE FOR CERTAIN
                                                        DEFINITIONS AND LEGENDS

                                                           CUSIP 836167 10 6

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that



is the owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE
                               $.01 PER SHARE, OF
                            SOURCECORP, INCORPORATED
(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Certificate of Incorporation, as amended, of the Corporation (a copy of which Amended and Restated Certificate of Incorporation is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
        Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated                       SOURCECORP, INCORPORATED
                                   CORPORATE
                                      SEAL
   Charles S. Gilbert              DELAWARE             Ed H. Bowman, Jr.
        SECRETARY                                           PRESIDENT

                        COUNTERSIGNED AND REGISTERED
                                AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                TRANSFER AGENT AND REGISTRAR
                                                        AUTHORIZED SIGNATURE

                            SOURCECORP, INCORPORATED

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common                   UNIF GIFT MIN ACT--              Custodian
TEN ENT--as tenants by the entireties                              .............          .............
JT TEN --as joint tenants with right of                                (Cust)                (Minor)
         survivorship and not as tenants                           under Uniform Gifts to Minors
         in common                                                 Act.................................
                                                                                   (State)
                                                UNIF TRANS MIN ACT--              Custodian
                                                                   .............          .............
                                                                       (Cust)                (Minor)
                                                                   under Uniform Transfers to Minors
                                                                   Act.................................
                                                                                   (State)

    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED,________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

____________________________________________________________________________

____________________________________________________________________________

______________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocable constitute and appoint

____________________________________________________________________ATTORNEY
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________________

                        ________________________________________________________
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                         THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

                        ________________________________________________________
SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLLION PROGRAM), PURSUANT TO S.E.C. rule 174Ad-15.